ESCROW AGREEMENT


                  THIS AGREEMENT made in triplicate this 14th day of January, 1994.

B E T W E E N:

                  ADVENTURE CAPITAL CORPORATION, a company duly incorporated under the laws of Alberta, (the "Company") (herein called the "Issuer")

                                                              OF THE FIRST PART

                                     - and -

                  THE R-M TRUST COMPANY, a trust company duly incorporated under the laws of Canada ("R-M Trust") (herein called the "Trustee")

                                                             OF THE SECOND PART

                                     - and -

                  MICHAEL G. THOMSON, businessman, of the City of West Vancouver in the Province of British Columbia

                  CRAIG R. THOMSON, Barrister and Solicitor, of the City of Calgary in the Province of Alberta

                  MURRAY T.A. CAMPBELL, Barrister and Solicitor, of the City of Vancouver in the Province of British Columbia

                  WILLIAM DEJONG, Barrister and Solicitor, of the City of Calgary in the Province of Alberta

                  BRUCE A. RAMSAY, businessman, of the Town of Chestermere in the Province of Alberta

                  (herein collectively called the "Security Holders")

                                                              OF THE THIRD PART

                  WHEREAS in furtherance of complying with the requirements of the Securities Act, Alberta Securities Commission Policy 4.11 and The Alberta Stock Exchange Circular No. 7, the Security Holders are desirous of depositing in escrow certain securities in the issuer



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owned or to be received by them;

                  AND WHEREAS the Trustee has agreed to undertake and perform its duties according to the terms and conditions hereof;

                  NOW THEREFORE this agreement witnesses that, in consideration of the sum of one dollar ($1.00) paid by the parties to each other, receipt of this sum being acknowledged by each of the parties, the Security Holders jointly and severally covenant and agree with the Issuer and with the Trustee, and the Issuer and the Trustee covenant and agree each with the other and with the Security Holders jointly and severally as follows:

1. Where used in this agreement, or in any amendment or supplement hereto, unless the context otherwise requires, the following words and phrases shall have the following ascribed to them below:

         (a) "Major Transaction" shall include any material transaction in accordance with the by-laws of The Alberta Stock Exchange, and a transaction whereby:

                  (i) the issuer issues more than 25% of the number of its previously outstanding securities to acquire assets (other than cash) or securities of another issuer,

                  (ii) the issuer enters into an arrangement, amalgamation, merger or reorganization with another issuer with Significant Assets other than cash, whereby the ration of securities which are distributed to the two sets of security holders results in the security holders of the other issuer acquiring control of the resulting entity,

                  (iii)    the issuer acquires Significant Assets, or

                  (iv)     the issuer  issues more than 25% of the number of its
                           previously   outstanding   securities   for  cash  (a
                           "Private Placement");

         (b) "Significant Assets" means assets (other than cash) or securities of another issuer whereby the listed company meets the minimum listing requirements under Circular No. 1 upon completion of the acquisition.

2. Each of the Security Holders hereby undertakes and agrees to deposit in escrow any securities of the Issuer which he has or may acquire pursuant to the first Major Transaction or pursuant to the exercise of any option granted to him by the issuer pursuant to the first Major Transaction (including any replacement securities if an when issued) which securities are described in Schedule "A" attached to this agreement.

3. The Parties hereby agree that, subject to the provisions of paragraph 6 herein, the securities and the beneficial ownership of any interest in them and the certificate representing



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them (including any replacement  securities or certificates)  shall not be sold, assigned, hypothecated, alienated, released from escrow, transferred within escrow, or otherwise in any manner dealt with, without the written consent of the Chief of Securities Administration of the Alberta Securities Commission (hereinafter referred to as the "Chief") given to the Trustee or except as may be required by reason of the death or bankruptcy of any Security Holder, in which cases the Trustee shall hold the said certificates subject to this agreement, for whatever person, or company shall be legally entitled to become the registered owner thereof.

4. The Security Holders direct the Trustee to retain their respective securities and the certificates (including any replacement securities or certificates) representing them and not to do or cause anything to be done to release them from escrow or to allow any transfer, hypothecation or alienation thereof, without the written consent of the Chief. The Trustee accepts the responsibilities placed on it by the agreement and agrees to perform them in accordance with the terms of this agreement and the written consents, orders or directions of the Chief.

5. Any Security Holder applying to the Chief for a consent for a transfer within escrow shall, before applying, give reasonable notice in writing of his intention to the Issuer and the Trustee.

6. Notwithstanding the provisions of paragraph 4 hereof, securities deposited with the Trustee pursuant to this agreement shall be released, subject to the prior written consent of the Chief, upon the Issuer completing a Major Transaction (other than a Private Placement) as to one-third (1/3) of the original number of escrowed securities on each of the first, second and third anniversaries of the completion of the Major Transaction. The Chief, in his discretion, may consent to the release of securities on the second and third anniversaries of the completion of the Major Transaction when consent is granted for the release of securities on the occasion of the first anniversary.

7. A release from escrow of all or part of the escrowed securities shall terminate this agreement only in respect to those securities so released. For greater certainty this paragraph does not apply to securities transferred within escrow.

8. If during the period in which any of the securities are retained in escrow pursuant hereto, any dividend is received by the Trustee in respect of the escrowed securities, any such dividend shall be promptly paid or transferred to the respective Security Holders entitled thereto.

9. All voting rights attached to the escrowed securities shall at all times be exercised by the respective registered owners thereof.

10. The Security Holders hereby jointly and severally agree to and do hereby release and indemnify and save harmless the Trustee from and against all claims, suits, demands, costs, damages and expenses which may be occasioned by reason of the Trustee's compliance in good faith with the terms hereof.




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



11. The Issuer hereby acknowledges the terms and conditions of this Agreement and agrees to take all reasonable steps to facilitate its performance and to pay the Trustee's proper charges for its services as trustee of this escrow.

12. If the Trustee should wish to resign, it shall give at least 6 months' notice to the Issuer which may, with the written consent of the Exchange, by writing appoint another Trustee in its place and such appointment shall be binding on the Security Holders, and the new Trustee shall assume and be bound by the obligations of the Trustee hereunder.

13. The covenants of the Security Holders with the Issuer in this agreement are made with the Issuer both in its own right and as trustee for the holders from time to time of free securities in the Issuer, and may be enforced not only by the Issuer but also by any holder of free securities.

14. This agreement may be executed in several parts of the same form and the parts as so executed shall together constitute one original agreement, and the parts, if more than one, shall be read together and construed as if all the signing parties hereto and executed one copy of this agreement.

15. Wherever the singular or masculine is used, the same shall be construed to include the plural or feminine or neuter where the context so requires.

16. This agreement shall enure to the benefit of and be binding on the parties to this agreement and each of their heirs, executors, administrators, successors and assigns.

                  IN WITNESS WHEREOF the Issuer and the Trustee have caused their respective corporate seals to be hereto affixed and the Security Holder has hereto set its hand and seal.

                                   ADVENTURE CAPITAL CORPORATION


                                   Per /s/ Michael G. Thomson


                                   Per /s/ Murray T. A. Campbell


                                   THE R-M TRUST COMPANY


                                   Per /s/ Signature


                                   Per /s/ Signature




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




                  Signed sealed and delivered by the respective Security Holders whose names are subscribed in the right-hand column below in the presence of the respective persons whose names are subscribed in the left-hand column.


/S/ Signature                                        /S/ MICHAEL G. THOMSON
Witness                                              Michael G. Thomson


/S/ Signature                                        /S/ CRAIG R. THOMSON
Witness                                              Craig R. Thomson


/S/ Signature                                        /S/ MURRAY T.A. CAMPBELL
Witness                                              Murray T.A. Campbell


/S/ Signature                                        /S/ WILLIAM DEJONG
Witness                                              William DeJong


/S/ Signature                                        /S/ BRUCE RAMSAY
Witness                                              Bruce Ramsay

                                  SCHEDULE "A"


to the Agreement dated this day of November, 1993, and made between Adventure Capital Corporation therein called the "Issuer", The R-M Trust Company, therein called the "Trustee" and Michael G. Thomson, Craig R. Thomson, Murray T.A. Campbell, William DeJong and Bruce Ramsay therein called the "Security Holders".



Name of                   Number of            Number of           Certificate         Signatures of
Security                  Securities           Securities          Numbers             Security
Holder                    Allotted             Escrowed            of                  Holders
                                                                   Securities
                                                                   Escrowed

  ----------------------------------------------------------------------------



Michael G. Thomson               1,050,000           1,050,000     1 & 4               /S/ MICHAEL G. THOMSON

Craig R. Thomson                   750,000             750,000     2                   /S/ CRAIG R. THOMSON

Murray T.A. Campbell               600,000             600,000     3                   /S/ MURRAY T.A. CAMPBELL

William DeJong                     300,000             300,000     6                   /S/ WILLIAM DEJONG

Bruce Ramsay                       300,000             300,000     5                   /S/ BRUCE RAMSAY





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